                                                                    EXHIBIT 10.7



NO. SHARES                                        DATE      OF      GRANT      -
           -----
----------------

                        INCENTIVE STOCK OPTION AGREEMENT

         An Incentive Stock Option (the "Option") for a total of __________ Shares (collectively, "Option Shares") of I 3S, Inc. (the "Company"), is hereby granted to ______________________ (the "Optionee") at the price determined in this Option and in all respects subject to the terms, definitions and provisions, of the 1996 Omnibus Stock Plan of I 3S, Inc. (the "Plan"), which is incorporated herein by reference, except to the extent otherwise expressly provided in this Option.

1. OPTION PRICE. The Option Price is $ __ , for each Share, which Option Price is equal to the Fair Market Value of a Share on the Date of Grant.

2. VESTING OF OPTION SHARES. The Option Shares shall vest ("Vest" and derivations) and become "Vested Option Shares" on the dates ("Vesting Dates") set forth in the following Vesting Schedule:

                  (i) 33.33% of the Shares on the 1st anniversary of Date of Grant.

                  (ii) 33.33% of the Shares on the 2nd anniversary of Date of Grant.

                  (iii) 33.34% of the Shares on the 3rd anniversary of Date of Grant.

Without limitation, Shares which have not become Vested Option Shares prior to the Target Date, shall vest on the Target Date. For purposes all purposes of this Option, "Target Date" shall mean the first to occur of (i) an IPO, or (ii) a Change of Control.

3.       EXERCISABILITY OF OPTION.

         (a) DATE ON WHICH OPTION BECOMES EXERCISABLE. This Option shall not be exercisable prior to the earlier of the (i) first Vesting Date or (ii) the Target Date. On or after the occurrence of the first Vesting Date (and prior to the termination of this Option) or the Target Date, this Option shall be exercisable, in whole or in part, with respect to Vested Option Shares.

         (b) METHOD OF EXERCISE. Without limitation, this Option shall be exercised by a written notice delivered to the Committee which shall:

                  (i) state the election to exercise the Option and the number of Vested Option Shares in respect of which it is being exercised; and

                  (ii) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.

         (c) PAYMENT. The Option Price of any Vested Option Shares purchased shall be paid by the Optionee to the Committee in cash or in Vested Option Shares, such Vested Option Shares to be valued at the difference between the Fair Market Value and the Option Price.

         (d) ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a holder of Shares subject to this Option unless and until certificates representing such Shares shall have been issued and delivered to such person, such issuance, without limitation, being subject to the terms of the Plan. The Optionee agrees that he will (and is under an obligation to) notify the Company if he disposes of any Shares within one year of acquiring the Shares, or within two years of the Date of Grant.

         (e) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Committee, the Optionee shall deliver this Option and any other written agreements executed by the Company and the Optionee with respect to this Option to the Committee who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

4. TERM OF OPTION. Without limitation, the unexercised portion of this Option shall automatically terminate in accordance with the terms of the Plan.

5. ADMINISTRATION. Without limitation, the Plan and this Option shall be administered by the Committee provided for and described in Section 14 of the Plan.

6. LAW GOVERNING. WITHOUT LIMITATION, THIS OPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS.

                                        I 3S, INC.


                                        By:
                                             -----------------------------------

                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges receipt of this Option and the opportunity to review the Plan. Furthermore, I hereby acknowledge that I have had an opportunity to discuss this Option with a representative of the Company and my personal advisors to the extent I deem necessary or appropriate and I understand the terms and provisions of the Option and the Plan, and further I expressly hereby understand and agree that by my signature below I am agreeing to be bound by all such terms and provisions (including, without limitation, those of the Plan incorporated by the terms of the Plan and by reference) of the Option and the Plan.

         Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (as defined in the Plan) upon any questions arising under the Plan.

         Dated as of this      day of                   , 199    .         .
                          ---          ----------------                ----


                                                                       Optionee

NO. SHARES                                        DATE OF GRANT -
           ------------                                            -------------

                        INCENTIVE STOCK OPTION AGREEMENT

     An Incentive Stock Option (the "Option") for a total of __________ Shares (collectively, "Option Shares") of I 3S, Inc. (the "Company"), is hereby granted to ______________________ (the "Optionee") at the price determined in this Option and in all respects subject to the terms, definitions and provisions, of the 1996 Omnibus Stock Plan of I 3S, Inc. (the "Plan"), which is incorporated herein by reference, except to the extent otherwise expressly provided in this Option.

1. OPTION PRICE. The Option Price is $ __ , for each Share, which Option Price is equal to the Fair Market Value of a Share on the Date of Grant.

2. VESTING OF OPTION SHARES. The Option Shares shall vest ("Vest" and derivations) and become "Vested Option Shares" on the dates ("Vesting Dates") set forth in the following Vesting Schedule:

         (i)  33.33% of the Shares on the 1st anniversary of Date of Grant.

         (ii) 33.33% of the Shares on the 2nd anniversary of Date of Grant.

         (iii) 33.34% of the Shares on the 3rd anniversary of Date of Grant.

3. EXERCISABILITY OF OPTION.

     (a) DATE ON WHICH OPTION BECOMES EXERCISABLE. This Option shall not be exercisable prior to the first Vesting Date. On or after the occurrence of the first Vesting Date (and prior to the termination of this Option), this Option shall be exercisable, in whole or in part, with respect to Vested Option Shares.

     (b) METHOD OF EXERCISE. Without limitation, this Option shall be exercised by a written notice delivered to the Committee which shall:

         (i) state the election to exercise the Option and the number of Vested Option Shares in respect of which it is being exercised; and

         (ii) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.

     (c) PAYMENT. The Option Price of any Vested Option Shares purchased shall be paid by the Optionee to the Committee in cash.

     (d) ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a holder of Shares subject to this Option unless and until certificates representing such Shares shall have been issued and delivered to such person, such issuance, without limitation, being subject to the terms of the Plan. The Optionee agrees that he will (and is under an obligation to) notify the Company if he disposes of any Shares within one year of acquiring the Shares, or within two years of the Date of Grant.

     (e) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Committee, the Optionee shall deliver this Option and any other written agreements executed by the Company and the Optionee with respect to this Option to the Committee who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

4. TERM OF OPTION. Without limitation, the unexercised portion of this Option shall automatically terminate in accordance with the terms of the Plan.

5. ADMINISTRATION. Without limitation, the Plan and this Option shall be administered by the Committee provided for and described in Section 14 of the Plan.

6. LAW GOVERNING. WITHOUT LIMITATION, THIS OPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS.

                                       I 3S, INC.


                                       By:
                                           -------------------------------------

                                 ACKNOWLEDGMENT

     The undersigned hereby acknowledges receipt of this Option and the opportunity to review the Plan. Furthermore, I hereby acknowledge that I have had an opportunity to discuss this Option with a representative of the Company and my personal advisors to the extent I deem necessary or appropriate and that I understand the terms and provisions of the Option and the Plan, and further I expressly hereby understand and agree that by my signature below I am agreeing to be bound by all such terms and provisions (including, without limitation, those of the Plan incorporated by the terms of the Plan and by reference) of the Option and the Plan.

     Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (as defined in the Plan) upon any questions arising under the Plan.

     Dated as of this      day of              , 199    .
                      ----        -------------     ----

                                                               Optionee

NO. SHARES ______                                 DATE OF GRANT -  JUNE 25, 1999


                      NON-QUALIFIED STOCK OPTION AGREEMENT

         A Non-Qualified Stock Option (the "Option") for a total of __________ Shares (collectively, "Option Shares") of I 3S, Inc. (the "Company"), is hereby granted to James R. Price (the "Optionee") at the price determined in this Option and in all respects subject to the terms, definitions and provisions, of the 1996 Omnibus Stock Plan of I 3S, Inc. (the "Plan"), which is incorporated herein by reference, except to the extent otherwise expressly provided in this Option.

1.       OPTION PRICE.  The Option Price is $________ for each Share.

2. VESTING OF OPTION SHARES. The Option Shares shall vest ("Vest" and derivations) and become "Vested Option Shares" on the dates ("Vesting Dates") set forth in the following Vesting Schedule:

                  (i) 33.33% of the Shares on the 1st anniversary of Date of Grant.

                  (ii) 33.33% of the Shares on the 2nd anniversary of Date of Grant.

                  (iii) 33.34% of the Shares on the 3rd anniversary of Date of
                        Grant.

Without limitation, Shares which have not become Vested Option Shares prior to the Target Date shall vest on the Target Date. For purposes all purposes of this Option, "Target Date" shall mean the first to occur of (i) an IPO, or (ii) a Change of Control.

3.       EXERCISABILITY OF OPTION.

         (a) DATE ON WHICH OPTION BECOMES EXERCISABLE. This Option shall not be exercisable prior to the earlier of the (i) first Vesting Date or (ii) the Target Date. On or after the occurrence of the first Vesting Date (and prior to the termination of this Option) or the Target Date, this Option shall be exercisable, in whole or in part, with respect to Vested Option Shares.

         (b) METHOD OF EXERCISE. Without limitation, this Option shall be exercised by a written notice delivered to the Committee which shall:

                  (i) state the election to exercise the Option and the number of Vested Option Shares in respect of which it is being exercised; and

                  (ii) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.

         (c) PAYMENT. The Option Price of any Vested Option Shares purchased shall be paid by the Optionee to the Committee in cash or in Vested Option Shares, such Vested Option Shares to be valued at the difference between the Fair Market Value and the Option Price.

         (d) ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a holder of Shares subject to this Option unless and until certificates representing such Shares shall have been issued and delivered to such person, such issuance, without limitation, being subject to the terms of the Plan. The Optionee agrees that he will (and is under an obligation to) notify the Company if he disposes of any Shares within one year of acquiring the Shares, or within two years of the Date of Grant.

         (e) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Committee, the Optionee shall deliver this Option and any other written agreements executed by the Company and the Optionee with respect to this Option to the Committee who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

4. TERM OF OPTION. Without limitation, the unexercised portion of this Option shall automatically terminate in accordance with the terms of the Plan.

5. ADMINISTRATION. Without limitation, the Plan and this Option shall be administered by the Committee provided for and described in Section 14 of the Plan.

6. LAW GOVERNING. WITHOUT LIMITATION, THIS OPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS.

                                      I 3S, INC.


                                      By:
                                         -----------------------------

                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges receipt of this Option and the opportunity to review the Plan. Furthermore, I hereby acknowledge that I have had an opportunity to discuss this Option with a representative of the Company and my personal advisors to the extent I deem necessary or appropriate and that I understand the terms and provisions of the Option and the Plan, and further I expressly hereby understand and agree that by my signature below I am agreeing to be bound by all such terms and provisions (including, without limitation, those of the Plan incorporated by the terms of the Plan and by reference) of the Option and the Plan.

         Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (as defined in the Plan) upon any questions arising under the Plan.

         Dated as of this           day of                   , 199    .
                          ---------        ------------------     ----



                                                                      Optionee